BENCHMARK ELECTRONICS

                            MANAGEMENT PRESENTATION
                           CREDIT SUISSE FIRST BOSTON
                          Annual Technology Conference
                                November 29, 2000

                           FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, from time to time, Benchmark Electronics, Inc. ("the Company") or its representatives have made or may make forward-looking statements, orally or in writing. Such forward-looking statements may be included in, but are not limited to, various filings made by the Company with the Securities and Exchange Commission, press releases or oral statements made with the approval of an authorized executive officer of the Company. Actual results could differ materially from those projected or suggested in any forward-looking statements as a result of a wide variety of factors and conditions. These factors and conditions have been described in the section of the Company's Prospectus, dated August 2, 2000, entitled "Risk Factors," and in other documents the Company files from time to time, with the Securities and Exchange Commission, including annual reports on Forms 10-K, quarterly reports on Form 10-Q and current reports on Forms 8-K.

                          CLEAR VISION FOR THE FUTURE

 "Our goal is to be the EMS provider of choice to leading high technology OEMs"

                                       by

-  Maintaining and developing close long-term customer relationships

-  Focusing on high-end products in high growth sectors

-  Delivering complete high and low volume manufacturing solutions globally

-  Leveraging advanced technological capabilities

- Continuing to strengthen our global footprint through external and internal growth resulting in

  "Direct communications and closer business relationships with our customers."

                       THE EMS MARKET IS GROWING RAPIDLY


Factors Driving Growth:

o Continued outsourcing of manufacturing needs from OEMS, as manufacturing capacity becomes increasingly more expensive and complex

o Growth in the use and need for expanded services offerings by EMS, providing incremental revenue, margin and earnings growth

o  More rapid time-to-market with new or next-generation product



                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                $115 BILLION MARKET WITH 27% + GROWTH PROSPECTS



                         1994     1995     1996    1997    1998    1999   2000E   2001E   2002E   2003E
                        ------   ------   ------  -----   ------  ------ -------  -----   -----   -----
Total CM Sales           $ 35     $ 46     $ 59    $ 73    $ 92   $ 115   $ 145   $ 185   $ 235   $ 300

% of Electronic
 OEM Industry COGS          9%      11%      12%     14%    17%      19%     22%     27%     31%     36%




                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


       Electronics Industry            6-8%       (Most EMS)

       Existing Customers              9-10%      (Most EMS)

       OEM Asset Acquisitions         10-15%      (Tier One)

       Worldwide CM Industry          25-33%      (Tier One)



Note: EMS sales are as a percentage of OEMs COGS; the cost savings of which generate the EMS industry's revenues.

Assumptions:     World OEM market sales grow 6-8% per year, with gross margins in the 20% range.

Source: Technology Forecasters and Credit Suisse First Boston Technology Group estimates.

                               INDUSTRY EVOLUTION


                                     [CHART]

                                COMPANY OVERVIEW


REVENUE MIX                                  SERVICE OFFERINGS

Telecom (39%)                                Design
Video/Audio (6%)                             Prototype
Personal Computer (6%)                       Test Development
Industrial Control (9%)                      High & Low Volume Production
Medical (6%)                                 Systems Integration
Test Instrumentation (4%)                    Logistics
High-End Computer (30%)                      Depot Repair



Note: Revenue Mix as of FY 1999

                                GLOBAL PRESENCE


                                     [MAP]


FACILITIES

o  14 manufacturing facilities

o  1,571,500 square feet

o  U.S., Mexico, South America, Europe and Asia-Pacific

                     CLEAR STRATEGIC ACQUISITION OBJECTIVES


o  Complement Service and Product Offering

   --   targeting high growth industries

   --   expanding advanced technology capabilities

   --   extending global presence

o  Acquire New Customers

o  Develop Strategic Relationships

o  Add Strong Operational Management




                    Deeper and Closer Customer Relationship

         ACQUISITIONS - BUILDING BLOCKS FOR A COMPLETE SERVICE OFFERING

August 1999             AVEX
                        (9 Facilities with 930,500 sqf)


March 1999              Ascend operations
                        (1 Facility with 90,000 sqf)


February 1998           Lockheed Martin CE
                        (1 Facility with 250,000 sqf)


July 1996               EMD Associates
                        (1 Facility with 201,000 sqf)


August 1986             spin-off of Intermedics





       HIGH-VOLUME ASSEMBLY                                 GLOBAL
   -------------------------------------------------------------------------

                                                            EUROPE
                                     BENCHMARK
                                    ELECTRONICS             ----------------

       SYSTEMS INTEGRATION
            & TESTING                                       NORTHEAST-US

   --------------------------                               ----------------

            DESIGN                                          MIDWEST-US

   -------------------------------------------------------------------------

       LOW-VOLUME COMPLEX ASSEMBLY                          SOUTHWEST-US

   -------------------------------------------------------------------------

         SERVICE OFFERING                               GEOGRAPHIC COVERAGE

                            BENCHMARK GROWTH DRIVERS


             o  Expand strategic partnerships in high growth end markets

  INTERNAL   o  Global platform in place to increase market share

             o  Expanding capacity can support approximately $2.5B in revenues



             o $400 MM successfully invested in 4 acquisitions, "acquiring" $1.1B in revenues
  EXTERNAL
             o  OEM divestitures

                        STRONG HISTORICAL REVENUE GROWTH


                         Fiscal Year Ended December 31



                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                (US$ in millions)

     1995       1996      1997      1998       1999      2000E       2001E
    ------     ------    ------    ------     ------    -------     -------
    $97.4     $201.3     $325.2    $524.1     $877.0    $1,700.0   $2,300.0


                                   CAGR = 99%


ANALYST ESTIMATES

               STRONG QUARTERLY REVENUE MOMENTUM WITH EPS REBOUND


                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                (US$ in millions)

     Q1 99     Q2 99     Q3 99*     Q4 99     Q1 00     Q2 00      Q3 00
    -------   -------   -------    -------   -------   --------   -------
      147       163       230        339       349       407        460


                              (Earnings Per Share)

     Q1 99     Q2 99     Q3 99*     Q4 99     Q1 00     Q2 00      Q3 00
    -------   -------   -------    -------   -------   --------   -------
     0.40       0.41     0.08       0.08       0.12      0.21       0.32


  *   excluding item extraordinary

                              GROSS MARGIN REBOUND


                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                (US$ in millions)

     Q1 99     Q2 99     Q3 99*     Q4 99     Q1 00     Q2 00      Q3 00
    -------   -------   -------    -------   -------   --------   -------
      147       163       230        339       349       407        460


                                (Gross Margin %)

     Q1 99     Q2 99     Q3 99*     Q4 99     Q1 00     Q2 00      Q3 00
    -------   -------   -------    -------   -------   --------   -------
     10.0      10.4       6.0        6.6       6.8       7.3        7.4

                 STRONG BALANCE SHEET SUPPORTING FUTURE GROWTH

                                     SEPTEMBER 30, 2000    DECEMBER 31,1999
                                    -----------------------------------------
Cash                                       23,740                 9,437

Accounts Receivable                       257,378               197,239

Inventory                                 317,298               214,554

$175MM Revolving Credit Facility           56,500                41,500

Term Loan                                  85,000                97,000

Convertible Subordinated Notes             80,200                80,200

Shareholders' Equity                      403,261               281,935

Days Sales Outstanding                       50.3                  52.1

Inventory turns                              5.37                  5.89

Book Value                                $ 20.38               $ 16.77

                               INVENTORY RESERVES

o  Industry Practices

   --   EMS firms generally procure inventory to customer forecasts

   -- Reserves are provided for specific identification of E & O inventories without customer coverage

        o   Examples include - minimum buys, reel sizes, design changes, etc.

o  Benchmark Reserves

   --   Pre-acquisition reserves were nominal

   -- Acquisition reserves arise from non-contractual coverage and former customers

o  Disposals

   -- Disposition of obsolete inventories previously reserved for reduce both the asset and the reserve balances

   -- The majority of Benchmark's reduction to the Q3 reserve resulted from the sale of the Sweden assets at approximately book value which removed both the asset and reserve.

   --   No gain or loss was recognized on the sale of the Sweden assets

                              YEAR 2000 HIGHLIGHTS


o  Record revenue and record backlog and for 3 consecutive quarters

o  Record Income - Q3 2000

o  Completion of successful secondary stock offering

o  Significant new program bookings

o  Enhancement of geographic suitability to match customer requirements

o  Expansion of infrastructure while retaining flexibility

                            BASIS FOR FUTURE GROWTH

o  Strong long-term industry fundamentals

o  Top Tier EMS Provider

o  Global presence and full range of services

0  Excellent and long-standing customer base in high-end, high-growth sectors

o  Improving financial performance

o  Broad and experienced management team

                        YOUR GLOBAL OUTSOURCING SOLUTION